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                                                                   Exhibit 10.67


                 ACKNOWLEDGEMENT AND CONFIRMATION OF GUARANTIES

         THIS ACKNOWLEDGEMENT AND CONFIRMATION (the "ACKNOWLEDGEMENT") is made and entered into as of November 8, 1999, by and between the entities listed on EXHIBIT "A" attached hereto (each a "GUARANTOR" and collectively, the "GUARANTORS") and DVI BUSINESS CREDIT CORPORATION ("LENDER").

                                   BACKGROUND

         A. Pursuant to various Unconditional Continuing Guaranties dated February 25, 1997, June 29, 1999, or November 8, 1999, as the case may be, by and between Guarantors and Lender (each a "Guaranty" and collectively, the "GUARANTIES"), each Guarantor has agreed to guaranty and become surety for all present and future obligations of US Diagnostic, Inc. ("BORROWER") to Lender, including, without limitation, all obligations arising under that certain Loan and Security Agreement dated February 25, 1997, by and between Borrower and Lender, as amended (the "LOAN AGREEMENT"), the Notes executed thereunder and all documents, instruments and agreements related thereto (all of the foregoing being collectively, the "LOAN DOCUMENTS").

         B. Borrower has agreed to divide the Loan, the Notes and the Collateral under the Loan Documents into two (2) distinct and separate obligations, which obligations may subsequently be merged or cross-collateralized.

         C. All capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound and for good and valuable consideration, agree as follows:

         1. ACKNOWLEDGEMENT AND CONFIRMATION OF OBLIGATIONS. Each Guarantor hereby acknowledges and confirms its unconditional continuing guarantee of the due and punctual payment, performance and discharge of any and all present and future Obligations (as defined in that Guarantor's Guaranty) of Borrower to Lender, including, without limitation, Borrower's obligations under Note A and under Note B, whether or not such obligations are divided or subsequently merged or cross-collateralized.

         2. COUNTERPARTS. This Acknowledgement may be executed in counterparts, all of which when taken together constitute one and the same instrument.

         3. GOVERNING LAW. This Acknowledgement is governed by and must be interpreted and construed in accordance with the laws of the State of California (without giving effect to any principles of conflicts of law).


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         IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement as of the date first above written.

HE IMAGING PARTNERS, LTD                     PINNACLE IMAGING ASSOCIATES

By: /s/ JOSEPH A. PAUL                       By: /s/ JOSEPH A. PAUL
   -------------------------                    -------------------------

Name: Joseph A. Paul                         Name: Joseph A. Paul
     -----------------------                      -----------------------

Title: President                             Title: President
      ----------------------                       ----------------------

VALLEY PRESBYTERIAN MAGNETIC                 COLUMBUS DIAGNOSTIC CENTER,
RESONANCE CENTER, LP                         INC.

By: /s/ JOSEPH A. PAUL                       By: /s/ JOSEPH A. PAUL
   -------------------------                    -------------------------

Name: Joseph A. Paul                         Name: Joseph A. Paul
     -----------------------                      -----------------------

Title: President                             Title: President
      ----------------------                       ----------------------

MEDITEK - BROWARD, INC.                      MEDITEK - PALM BEACH
                                             GARDENS, INC.

By: /s/ JOSEPH A. PAUL                       By: /s/ JOSEPH A. PAUL
   -------------------------                    -------------------------

Name: Joseph A. Paul                         Name: Joseph A. Paul
     -----------------------                      -----------------------

Title: President                             Title: President
      ----------------------                       ----------------------

ADVANCED MEDICAL IMAGING                     MEDITEK - GREYSTONE, INC.
CENTER, INC.

By: /s/ JOSEPH A. PAUL                       By: /s/ JOSEPH A. PAUL
   -------------------------                    -------------------------

Name: Joseph A. Paul                         Name: Joseph A. Paul
     -----------------------                      -----------------------

Title: President                             Title: President
      ----------------------                       ----------------------

MEDITEK - ICOT, INC.                         KALEY IMAGING, INC.

By: /s/ JOSEPH A. PAUL                       By: /s/ JOSEPH A. PAUL
   -------------------------                    -------------------------

Name: Joseph A. Paul                         Name: Joseph A. Paul
     -----------------------                      -----------------------

Title: President                             Title: President
      ----------------------                       ----------------------

MEDITEK - PALMS, INC.                        MEDITEK - PREMIER NORTH, INC.

By: /s/ JOSEPH A. PAUL                       By: /s/ JOSEPH A. PAUL
   -------------------------                    -------------------------

Name: Joseph A. Paul                         Name: Joseph A. Paul
     -----------------------                      -----------------------

Title: President                             Title: President
      ----------------------                       ----------------------


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MEDITEK -- SUN COAST, INC.              COMPUTERIZED MEDICAL
                                        IMAGING CENTER, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

SAN FRANCISCO MAGNETIC                  MODESTO IMAGING CENTER, INC.
RESONANCE CENTER, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

SOUTH COAST RADIOLOGISTS,               AH IMAGING CENTER, INC.
A CORPORATION

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

DI IMAGING CENTER, INC.                 LB IMAGING, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

MEDITEK PREMIER, INC.                   ORANGE PARK DIAGNOSTIC
                                        CENTER, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

SALISBURY IMAGING, INC.                 BRIDGETON MRI CENTER, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

JEFFERSON MAGNETIC RESONANCE            KIRKWOOD MRI CENTER, INC.
IMAGING, LLC

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------


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MR OF KANSAS CITY, L.P.                 OUTPATIENT RADIOLOGY CENTER

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

COMMUNITY RADIOLOGY OF                   USDL PITTSBURGH, INC.
VIRGINIA, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

MEDITEK -- CHATHAM                      HEIGHTS IMAGING CENTER, INC.
INDUSTRIES, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

MEDICAL MARKETING                       SANTA FE IMAGING CENTER, INC.
DEVELOPMENT, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

AFFILIATED MEDICAL IMAGING              USD DAYTON, INC.
NETWORK, INC.

By: /s/ JOSEPH A. PAUL                  By: /s/ JOSEPH A. PAUL
   -----------------------                 ------------------------
Name: Joseph A. Paul                    Name: Joseph A. Paul
     ---------------------                   ----------------------
Title: President                        Title: President
      --------------------                    ---------------------

WESTLAKE DIAGNOSTIC CENTER
INC.

By: /s/ JOSEPH A. PAUL
   -----------------------
Name: Joseph A. Paul
     ---------------------
Title: President
      --------------------


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                                   GUARANTORS


HE Imaging Partners, Ltd.
Pinnacle Imaging Associates
Valley Presbyterian Magnetic Resonance Center, LP
Columbus Diagnostic Center, Inc.
MediTek -- Broward, Inc.
MediTek -- Palm Beach Gardens, Inc.
ADvanced Medical Imaging Center, Inc.
MediTek -- Greystone, Inc.
MediTek -- ICOT, Inc.
Kaley Imaging, Inc.
MediTek -- Palms, Inc.
MediTek -- Premier North, Inc.
MediTek -- Sun Coast, Inc.
Computerized Medical Imaging Center, Inc.
San Francisco Magnetic Resonance Center, Inc.
Modesto Imaging Center, Inc.
South Coast Radiologists, a Corporation
AH Imaging, Inc.
DI Imaging Center, Inc.
LB Imaging, Inc.
MediTek Premier, Inc.
Orange Park Diagnostic Center, Inc.
Salisbury Imaging, Inc.
Jefferson Magnetic Resonance Imaging, LLC
MR of Kansas City, L.P.
Outpatient Radiology Center
Community Radiology of Virginia, Inc.
USDL Pittsburgh, Inc.
MediTek -- Chatham Industries, Inc.
Heights Imaging Center, Inc.
Medical Marketing Development, Inc.
Santa Fe Imaging Center, Inc.
Affiliated Medical Imaging Network, Inc.
USD Dayton, Inc.

                                  EXHIBIT "A"
                                       TO
                        ACKNOWLEDGMENT AND CONFIRMATION
                                 OF GUARANTIES

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Westlake Diagnostic Center, Inc.
MICA Imaging, Inc.
Bridgeton MRI Center, Inc.
Kirkwood MRI Center, Inc.

                            EXHIBIT "A" (continued)
                                       to
                        ACKNOWLEDGMENT AND CONFIRMATION
                                 OF GUARANTORS

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